SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    _______

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 1, 2003


                Trust Certificates (TRUCs), Series 2001-4 Trust
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


     New York                      333-58504-04               13-7307257
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(State or other jurisdiction      (Commission           (I.R.S. employer
   of incorporation)               file number)          identification no.)
       c/o U.S. Bank Trust National Association
       100 Wall Street, Suite 1600
       New York, New York                                    10005
       ------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code: (212)-272-9422
                                                    --------------


                                      N/A
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Item 5. OTHER EVENTS

     On December 1, 2003 a distribution was made to the holders of the Class A-1 Certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 99.1 hereto. No other reportable transactions or matters have occurred during the current reporting period.

     Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

             (a)   Not Applicable.

             (b)   Not Applicable.

             (c)   Exhibits.

                   99.1 Trustee's Report in respect of the December 1, 2003 Distribution Date

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Trust Certificates (TRUCs), Series 2001-4 Trust
                           By:  U.S. Bank Trust National Association,
                                not in its individual capacity, but solely as Trustee on behalf of Trust Certificates (TRUCs), Series 2001-4 Trust


                           By:  /s/  Adam Berman
                                ----------------

                           Name:   Adam Berman
                           Title:  Assistant Vice President


Dated: December 1, 2003

                                 EXHIBIT INDEX


Exhibit                                                                    Page
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99.1   Trustee's Report in respect of the December 1, 2003 Distribution
       Date                                                                  5